Exhibit 99.1

TPG MORTGAGE INVESTMENT TRUST AND CHERRY HILL MORTGAGE INVESTMENT CORPORATION ANNOUNCE DEFINITIVE MERGER AGREEMENT

Merger to Strengthen the Platform's Position as a Leading Residential Mortgage REIT Through Enhanced Scale and Operational Efficiencies

Transaction Expected to Drive Earnings Accretion and Long-Term Growth

Implied Transaction Value of $117.5 Million Represents 29% Premium to CHMI Closing Price on August 7, 2026 and a 32% Premium to 30-Day VWAP

CHMI Stockholders to Receive 0.3063 Shares of MITT Common Stock and $0.93 in Cash Per Share in Merger

Unanimously Approved by MITT Board of Directors and CHMI Board of Directors

NEW YORK, NY – August 10, 2026 - TPG Mortgage Investment Trust, Inc. (NYSE: MITT) (“MITT”), a publicly traded residential mortgage REIT managed by AG REIT Management, LLC, an affiliate of TPG Inc. (“TPG”) (NASDAQ: TPG), a leading global alternative asset management firm with $327 billion in assets under management, and Cherry Hill Mortgage Investment Corporation (NYSE: CHMI) (“CHMI”), a residential mortgage REIT, today announced that they have entered into a definitive merger agreement, pursuant to which MITT will acquire CHMI.

In connection with the transaction, holders of CHMI common stock will receive 0.3063 shares of MITT common stock and $0.93 in cash per share. Based on the closing price of MITT’s common stock on the New York Stock Exchange (the “NYSE”) on August 7, 2026, the transaction implies a value of $3.10 per share of CHMI common stock, representing a 29% premium to CHMI’s unaffected closing stock price on the NYSE on August 7, 2026 and a 32% premium to 30-day volume weighted average price (“VWAP”).

The companies expect the transaction to close in the fourth quarter of 2026, subject to customary closing conditions, including the approval of both MITT and CHMI stockholders. This strategic transaction was unanimously approved by the Board of Directors of MITT and Board of Directors of CHMI.

“This combination represents a transformational, value-creating opportunity for both MITT and CHMI stockholders,” said T.J. Durkin, President, Chief Executive Officer, and board member of MITT. “We are excited to bring together two highly complementary portfolios to significantly enhance the scale of MITT’s residential mortgage platform, which we believe will generate meaningful operational efficiencies and deliver accretive earnings growth for the benefit of all stockholders. We look forward to completing this transaction and replicating the success we achieved when we acquired Western Asset Mortgage Capital Corporation in 2023.”

Joseph Murin, Chairman of CHMI’s Board of Directors, stated, “After conducting a thorough competitive process with the assistance of our financial advisor, the Board unanimously determined that this transaction with MITT is in the best interest of CHMI and its stockholders. We believe this combination will unlock substantial value for all stockholders and we are excited about the value the combination can achieve.”

Jay Lown, Chief Executive Officer and board member of CHMI, added, “This transaction will deliver immediate cash consideration to CHMI stockholders, together with an opportunity to participate in the potential upside of the combined company. Our diversified portfolio of Agency RMBS and MSRs, combined with the support of TPG’s residential mortgage industry expertise, substantial resources, and record of successful integration of other REIT platforms, positions MITT well to drive long-term value for all stakeholders. We are committed to efficiently completing the merger and unlocking the growth potential of this combination for our stockholders.”

On a pro forma basis, following the closing of the transaction, MITT stockholders are expected to own approximately 73% of the combined company’s equity, and CHMI stockholders are expected to own approximately 27%.

Compelling Strategic Rationale for MITT and CHMI Stockholders

The merger of MITT and CHMI is expected to create numerous operational and financial benefits, including:

•Cash Consideration for Stockholders: CHMI stockholders will receive approximately 30% of the merger consideration in cash, consisting of an approximate $20 million payment from TPG and an approximate $15 million payment from MITT, or $0.52 per share and $0.41 per share, respectively.

•Strong Financial Rationale: Transaction expected to be accretive to earnings within one year of closing and to provide the combined company with an attractive growth profile.

•Increased Financial Strength and Flexibility: Strong support and access to resources from MITT’s manager, which is an affiliate of TPG, a leading global alternative asset management firm with $327 billion of assets under management, including access to TPG’s proprietary, best-in-class securitization platform. The combined company is also expected to benefit from an expanded investor base and enhanced trading liquidity and volume.

•Compelling Strategic Fit: Strategically aligned investment strategies spanning Agency and Non-Agency residential mortgage loans brings the combined company’s investment portfolio to $9.0 billion, consisting of approximately 72.0% of Non-Agency Residential Credit, 14.4% Agency RMBS and MSRs, 12.6% Home Equity and 1.0% of other investments.

•Enhanced Operational Efficiencies: More favorable expense ratio and operating efficiencies of approximately $7 to $9 million on an annual basis are expected to be realized.

Transaction Overview

Each share of CHMI common stock will be converted at closing into the right to receive 0.3063 shares of MITT common stock for a total of 11.608 million shares, pursuant to a fixed exchange ratio,1 and $0.93 per share in cash, $0.52 per share of which is to be contributed in part from MITT’s manager and the remainder funded from MITT’s balance sheet. Upon the closing of the transaction, MITT stockholders are expected to own approximately 73% of the combined company’s stock, while CHMI stockholders are expected to own approximately 27% of the combined company’s stock.

Each share of CHMI 8.20% Series A Cumulative Redeemable Preferred Stock and CHMI 8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock will be converted at closing into the right to receive one newly issued share of MITT 8.20% Series D Cumulative Redeemable Preferred Stock and MITT 8.250% Series E Floating Rate Cumulative Redeemable Preferred Stock, respectively, having the rights, preferences, privileges and voting powers substantially the same as those of the CHMI Series A Preferred Stock and CHMI Series B Preferred Stock, respectively.

Governance and Management

Upon completion of the merger, the combined company will continue to operate as “TPG Mortgage Investment Trust, Inc.” and will be led by MITT’s existing management team, including T.J. Durkin as its President and Chief Executive Officer.

CHMI will designate two independent directors to be added to MITT’s Board of Directors, bringing MITT’s Board up to eight directors. The combined company will be headquartered in New York, and its common stock will continue to be listed on the NYSE under MITT’s current ticker symbol.

In connection with the transaction, the MITT manager’s incentive fee structure will be amended to further enhance alignment of interests with those of stockholders, including to be based on the combined company’s pro forma book value and earnings available for distribution.

Additional information on the transaction and the anticipated benefits to MITT and CHMI stockholders can be found in MITT’s investor deck relating to the transaction posted on MITT’s website at www.mitt.tpg.com. The investor deck is also being furnished by MITT in a Current Report on Form 8-K being filed by MITT with the Securities and Exchange Commission (the “SEC”) on the date hereof.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of MITT and CHMI and MITT’s manager. The transaction is expected to close in the fourth quarter of 2026, subject to approval by the respective stockholders of MITT and CHMI, receipt of regulatory approvals and satisfaction of other customary closing conditions set forth in the merger agreement.

Advisors

Piper Sandler & Co. is acting as exclusive financial advisor and Hunton Andrews Kurth LLP and Freshfields LLP are acting as legal counsel to MITT. Fried, Frank, Harris, Shriver & Jacobson LLP is acting as legal
1 Exchange ratio is based on 38.633 million outstanding shares of CHMI common stock on a fully-diluted basis as of June 30, 2026.

counsel to MITT’s independent directors. BTIG, LLC is acting as exclusive financial advisor and Mayer Brown LLP is acting as legal advisor to CHMI.

About TPG Mortgage Investment Trust, Inc.

TPG Mortgage Investment Trust, Inc. is a residential mortgage REIT with a focus on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market. The Company is externally managed and advised by AG REIT Management, LLC, an affiliate of TPG Inc. (NASDAQ: TPG). Additional information can be found on MITT’s website at www.mitt.tpg.com.

About Cherry Hill Mortgage Investment Corporation

Cherry Hill Mortgage Investment Corporation is a real estate finance company that acquires, invests in and manages residential mortgage assets in the United States. For additional information, visit www.chmireit.com.

Additional Information

This communication relates to the proposed merger (the “Merger”) pursuant to the terms of a definitive agreement and plan of merger (the “Merger Agreement”). In connection with the proposed Merger, MITT expects to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a prospectus of MITT and a joint proxy statement of MITT and CHMI. Promptly after filing the definitive joint proxy statement/prospectus with the SEC, MITT and CHMI will mail the definitive joint proxy statement/prospectus and a proxy card to each stockholder of MITT and CHMI, respectively, entitled to vote at the special meeting of MITT and CHMI, respectively, relating to the proposed transaction. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or CHMI may file with the SEC in connection with the proposed Merger and related matters. The materials to be filed by MITT and CHMI will be made available to MITT and CHMI’s investors and stockholders at no expense to them. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.mitt.tpg.com. Copies of the documents filed by CHMI with the SEC are also available free of charge on CHMI’s website at www.chmireit.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MITT, CHMI AND THE PROPOSED MERGER.

Participants in the Solicitation Relating to the Merger

MITT, CHMI and certain of their respective directors and executive officers and certain other affiliates of MITT and CHMI may be deemed to be participants in the solicitation of proxies from the common stockholders of CHMI and MITT in respect of the proposed Merger under SEC rules. Information regarding CHMI and its directors and executive officers and their ownership of common stock of CHMI can be found in CHMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 5, 2026, and its subsequent filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and its subsequent filings under the Exchange Act. Additional information regarding the interests of such participants in the Merger, which may, in some cases, be different than those of MITT and CHMI stockholders generally, will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or CHMI, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. MITT and CHMI intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding MITT and CHMI include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: MITT’s and CHMI’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from CHMI’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and CHMI management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and CHMI’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-

consuming or costly than expected; the risk that MITT may not achieve the same level of success that it achieved in past acquisitions; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or CHMI’s common stock. Additional risks and uncertainties related to MITT’s and CHMI’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in MITT’s and CHMI’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which MITT or CHMI are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by MITT or CHMI on their respective websites or otherwise. Neither MITT nor CHMI undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Contacts

Investors
TPG Mortgage Investment Trust, Inc.
Investor Relations
(212) 692-2110
media@tpg.com

Cherry Hill Mortgage Investment Corporation
Investor Relations
(877) 870–7005
InvestorRelations@CHMIreit.com